PIMCO ETF Trust

Supplement Dated February 14, 2011 to the Index Exchange-Traded Funds Prospectus (the “Prospectus”)

dated October 29, 2010,

as supplemented and revised from time to time

Disclosure Related to Modification of the Distribution Arrangements and Investments in Other Funds

Modification of the Distribution Arrangements

Distributor

Effective immediately, PIMCO Investments LLC (the “Distributor”) will serve as the principal underwriter of the shares of PIMCO ETF Trust. Therefore, all statements in the Prospectus relating to the previous principal underwriter are deleted and hereby replaced with references to PIMCO Investments LLC.

Mailing Address of the Distributor

All references in the Prospectus relating to the mailing address of the previous principal underwriter are deleted and replaced with the following:

PIMCO Investments LLC, 1345 Avenue of the Americas, New York, New York 10105-4800.

Investments in Other Funds

Effective immediately, the first sentence of the second paragraph of the Characteristics and Risks of Securities and Investment Techniques—Investment in Other Funds section of the Prospectus is hereby deleted and replaced with the following:

Each Fund may invest in, to the extent permitted by Section 12(d)(1)(A) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange traded funds, provided that a Fund’s investment in units or shares of investment companies and other open-end collective investment vehicles will not exceed 10% of the Fund’s net assets.

Investors Should Retain This Supplement for Future Reference

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